Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER AMERICAN DEPOSITARY SHARES (“ADSs”) EACH REPRESENTING 80 ORDINARY SHARES, NO NOMINAL VALUE

OF

BIOTIE THERAPIES OYJ

PURSUANT TO THE TENDER OFFER DOCUMENT

BY

ACORDA THERAPEUTICS, INC.

THE OFFER PERIOD AND THE ASSOCIATED WITHDRAWAL RIGHTS WILL EXPIRE ON APRIL 8, 2016 AT 4:00 P.M. (FINNISH TIME) / 9:00 A.M. (NEW YORK TIME), UNLESS THE OFFER PERIOD IS EXTENDED.

This Letter of Transmittal relates to the offer to purchase filed with the United States Securities and Exchange Commission on March 11, 2016 (the “Tender Offer Document”) pursuant to which Acorda Therapeutics, Inc., a Delaware corporation (“Acorda” or the “Offeror”), is offering to purchase (the “Tender Offer”) all outstanding ordinary shares, no nominal value (“Shares”), all outstanding American Depositary Shares (“ADSs”), each representing 80 Shares, all of the outstanding Option Rights (as defined in the Tender Offer Document), all of the outstanding Share Rights (as defined in the Tender Offer Document) and all of the outstanding warrants issued on May 28, 2015 (the “Warrants”) (the outstanding Shares, ADSs, Option Rights, Share Rights and Warrants, collectively, the “Equity Interests”) in Biotie Therapies Oyj (“Biotie” or the “Company”), a Finnish limited liability Company, upon and subject to the terms and conditions set forth in the Tender Offer Document, this Letter of Transmittal and the related acceptance forms for Option Rights, Share Rights and Warrants.

Please deliver this properly completed and duly executed Letter of Transmittal and accompanying documents to Computershare Trust Company, N.A., in its capacity as Depositary for the Tender Offer, at one of the addresses or the facsimile set forth below.

The Depositary for the Tender Offer is:

By First Class, Registered or Certified Mail:	By Express or Overnight Delivery:	*By Facsimile Transmission (for eligible institutions only):
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021	Computershare Trust Company, N.A. Facsimile: (617) 360-6810 Confirm By Telephone: (781) 575-2332

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE IRS FORM W-9 INCLUDED HEREIN, OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE.

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THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. DELIVERY OF THIS LETTER OF TRANSMITTAL MAY BE USED ONLY TO TENDER AMERICAN DEPOSITARY SHARES. IT MAY NOT BE USED TO TENDER ORDINARY SHARES OR OTHER EQUITY INTERESTS OF BIOTIE THERAPIES OYJ.

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DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s)	Number of ADS(s) Tendered (Please attach additional signed list, if necessary)

Total ADSs Tendered

Unless an Agent’s Message (as defined below) is utilized, this Letter of Transmittal is to be used by holders of ADSs to facilitate the delivery of ADSs by book-entry transfer to an account maintained by the Depositary at The Depositary Trust Company (“DTC”) and pursuant to the procedures set forth in Section 4.4—“Acceptance Procedure of the Tender Offer” of the Tender Offer Document. DELIVERY OF DOCUMENTS TO DTC WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. See Instruction 2.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary as part of a confirmation of a book-entry transfer. The message states that DTC has received an express acknowledgment from the DTC participant tendering ADSs that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against such participant.

Acceptance of the Tender Offer in respect of Shares (except insofar as they are represented by ADSs), Share Rights, Option Rights or Warrants cannot be made by means of this Letter of Transmittal. If you wish to tender your Shares, Share Rights, Option Rights or Warrants, you must follow the procedures set forth In Section 4.4––“Acceptance Procedure of the Tender Offer” of the Tender Offer Document. See Instruction 10.

There will be no guaranteed delivery tender procedures in connection with the Tender Offer.

Your bank or broker can assist you in completing this Letter of Transmittal. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Tender Offer Document and this Letter of Transmittal may be directed to the Information Agent for ADSs, at the address and telephone numbers indicated below.

TENDER OF ADSs

☐	CHECK HERE TO CONFIRM THAT TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

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NOTE: ALL SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Acorda Therapeutics, Inc. (“Acorda” or the “Offeror”), the above-described American Depositary Shares (the “ADSs”), each of which represents 80 ordinary shares, no nominal value (the “Shares”) of Biotie Therapies Oyj, a public limited liability company incorporated in Finland (“Biotie” or the “Company”), pursuant to the Offeror’s offer to purchase (the “Tender Offer”) for cash all outstanding Shares, ADSs and certain other securities of the Company, upon and subject to the terms and conditions set forth in the offer to purchase filed with the United States Securities and Exchange Commission on March 11, 2016 (the “Tender Offer Document”), receipt of which is hereby acknowledged, this Letter of Transmittal and the related acceptance forms for Option Rights, Share Rights and Warrants.

Upon the terms and subject to the conditions of the Tender Offer (and if the Tender Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the ADSs tendered herewith in accordance with the terms of the Tender Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all of the ADSs that are being tendered hereby, and any and all dividends, distributions, Shares or other securities or rights issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) transfer ownership of such ADSs (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such ADSs (and any and all Distributions) for transfer on the books of Biotie and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any and all Distributions), all in accordance with the terms of the Tender Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Offeror’s officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Biotie’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, all of the ADSs (and any and all Distributions) tendered hereby and accepted for payment by the Offeror. This appointment will be effective if and when, and only to the extent that, the Offeror accepts such ADSs for payment pursuant to the Tender Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the Tender Offer. Such acceptance for payment will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for the ADSs to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such ADSs, the Offeror must be able to exercise full voting, consent and other rights with respect to such ADSs (and any and all Distributions), including voting at any meeting of Biotie’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title

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thereto (and to any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the ADSs. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and any and all Distributions). In addition, effective upon acceptance for payment, the undersigned will remit and transfer promptly to the Depositary for the account of the Offeror all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Tender Offer Document, this tender is irrevocable.

The undersigned understands that the valid tender of the ADSs pursuant to any one of the procedures described in Section 4.4—“Acceptance Procedure of the Tender Offer” of the Tender Offer Document and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Tender Offer (and if the Tender Offer is extended or amended, the terms and conditions of any such extension or amendment). The Offeror’s acceptance of the undersigned’s ADS, for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Tender Offer. Without limiting the foregoing, if the price to be paid in the Tender Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Tender Offer Document, the Offeror may not be required to accept for payment any of the ADSs tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” the undersigned hereby instructs the Depositary to credit any ADSs tendered hereby by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any ADSs from the name of the registered holder thereof if the Offeror does not accept for payment any of the ADSs so tendered.

The undersigned understands that the Offeror reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the ADSs tendered pursuant to the Tender Offer, but any such transfer or assignment will not relieve the Offeror of its obligations under the Tender Offer and will in no way prejudice the rights of holders to receive payment for ADSs validly tendered and accepted for payment pursuant to the Tender Offer. Any reference to the Offeror herein shall also be deemed to be a reference to any such permitted assignee.

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SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 6)

To be completed ONLY if the check for the purchase price of ADSs accepted for payment is to be issued in the name of someone other than the undersigned.

Issue:	☐ Check

Name:
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Also complete IRS Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 6)

To be completed ONLY if the check for the purchase price of ADSs accepted for payment is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above under “Description of ADSs Tendered.”

Mail:	☐ Check

Name:
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(Also complete IRS Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

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IMPORTANT

ADS HOLDER: SIGN HERE

(Please complete IRS Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

(Signature(s) of Holder(s))

Name(s):

Capacity (Full Title):
(See Instructions)

Address:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See IRS Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

Dated:                                     , 2016

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on a security position listing and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

GUARANTEE OF SIGNATURES

(If required—See Instructions 1 and 5. For use by Eligible Institutions only.)

Authorized Signature(s):

Name:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:                                     , 2016

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the ADSs) of ADSs tendered hereby, unless such registered holder(s) has (have) completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal, or (b) such ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule I7Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

2. Requirements of Tender. Unless an Agent’s Message is utilized, this Letter of Transmittal is to be completed by ADS holders if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 4.4—“Acceptance Procedure of the Tender Offer” of the Tender Offer Document. Timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of ADS holders into the Depositary’s account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in “Summary Term Sheet” of the Tender Offer Document).

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary as part of a confirmation of a book-entry transfer. The message states that DTC has received an express acknowledgment from the DTC participant tendering ADSs that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against such participant.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC, is at the option and the risk of the tendering holder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, receipt of a book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. There will be no guaranteed delivery tender procedures in connection with the Tender Offer.

No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. All tendering ADS holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their ADSs for payment.

3. Inadequate Space. If the space provided herein is inadequate, the number of ADSs and any other required information should be listed on a separate signed schedule attached hereto.

4. Signatures on Letter of Transmittal. If any of the ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered ADSs are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such ADSs.

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If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

5. Transfer Taxes. Except as otherwise provided in this Instruction 5, the Offeror will pay all transfer taxes with respect to the transfer and sale of any ADSs to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income tax or backup withholding taxes). If, however, payment of the purchase price is to be made to any person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such ADSs purchased unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted.

6. Special Payment and Delivery Instructions. If a check is to be issued in the name of a person other than the signatory of this Letter of Transmittal or if a check is to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

7. IRS Form W-9 or IRS Form W-8. A tendering ADS holder that is a U.S. Person (as defined below) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is provided herein, and to certify, under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding of U.S. federal income tax. If a tendering ADS holder that is a U.S. Person is subject to backup withholding, such holder must cross out Item (2) of Part II of IRS Form W-9. Failure to provide the information on the IRS Form W-9 may subject a tendering ADS holder that is a U.S. Person to a penalty imposed by the IRS and U.S. federal backup income tax withholding (current at a rate of 28%) of any payments made to such holder or other payee pursuant to the Tender Offer.

Certain ADS holders (including, among others, certain corporations and certain foreign individuals and entities) are not subject to backup withholding and should indicate their exempt status on IRS Form W-9. ADS holders that are not U.S. Persons should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.

For this purpose, a “U.S. Person” is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or an estate the income of which is subject to tax in the United States regardless of its source or a trust, which (a) is subject to the primary jurisdiction of a court within the United States and for which one or more U.S. persons have authority to control all substantial decisions, or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes. See the instructions to IRS Form W-9 or the appropriate Form W-8, as applicable, for additional information regarding qualifying for an exemption from backup withholding. ADS holders are advised to consult their respective tax advisors as to their qualifications for obtaining an exemption from backup withholding and the procedure for obtaining such an exemption.

8. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Tender Offer Document, this Letter of Transmittal and IRS Form W-8 may be directed to the Information Agent for ADSs or Depositary at the addresses and phone numbers set forth herein, or to your broker, dealer, commercial bank or trust company.

9. Irregularities and Waiver of Conditions. All questions as to purchase price, the form of documents and the validity, eligibility (including, without limitation, time of receipt) and acceptance for payment of any tender of ADSs will be determined by the Offeror in its sole discretion, subject to applicable law, which determinations shall be final and binding on all parties. The Offeror reserves the absolute right to reject any or all tenders of

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ADSs it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Offeror, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any particular ADSs, and, subject to applicable law, the Offeror’s interpretation of the terms of the Tender Offer (including, without limitation, these instructions), will be final and binding on all parties. No tender of ADSs will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, the Depositary, the Information Agent for ADSs or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

Subject to the terms and conditions set forth in Section 4.2—“Conditions to Completion of the Tender Offer” of the Tender Offer Document and the rules and regulations of the Securities and Exchange Commission, the Offeror reserves the right, in its sole discretion, to waive, at any time and from time to time, any of the specified conditions of the Tender Offer (if waivable), in whole or in part.

10. Holders of Shares Not Represented by ADSs, Share Rights, Option Rights or Warrants. Tenders of Equity Interests other than ADSs cannot be made by means of this Letter of Transmittal. If you wish to tender such Equity Interests you must follow the procedures set forth in Section 4.4––“Acceptance Procedure of the Tender Offer” of the Tender Offer Document.

11. No Interest; Foreign Exchange Currency. Under no circumstances will interest be paid on the purchase price of the ADSs, regardless of any delay in payment for such securities. The cash consideration paid to tendering ADS holders will be payable in U.S. dollars calculated by using the spot exchange rate for the U.S. dollar against the euro exchange rate on the nearest practicable day to the Closing Date (as defined in the Tender Offer Document).

12. Expiration Date. The initial acceptance period for the Tender Offer (the “Offer Period”) will commence on March 11 at 9:30 a.m. (Finnish time) / 2:30 a.m. (New York time) and expire on April 8 at 4:00 p.m. (Finnish time) / 9:00 a.m. (New York time) unless the Offer Period is extended (the end of the Offer Period, as extended, the “Expiration Date”), subject to the time limits set by any broker, dealer, commercial bank, trust company, custodian or other nominee that tenders ADSs on behalf of a holder, which may end prior to the Expiration Date.

If the Offeror extends the Offer Period, the Offeror will inform the Depositary of that fact and will make a public announcement of the extension by a stock exchange release at or before 4:00 p.m. (Finnish time) / 9:00 a.m. (New York time) on April 11, 2016. The Offeror will give notice of any further extension of the Tender Offer, at the latest on the first Finnish banking day following what would have been, but for such extension, the Expiration Date or end of any Subsequent Offer Period (as defined in the Tender Offer Document), as applicable, at or before 4:00 p.m. (Finnish time) / 9:00 a.m. (New York City time).

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE AND ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder who is a U.S. Person (as defined below) surrendering ADSs must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s

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correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN is not provided, then the stockholder may be subject to a penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Tender Offer may be subject to backup withholding of a portion of all payments of the purchase price.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to his, her or its exempt status. An appropriate IRS Form W-8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the “Exempt payee” box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion (currently, 28%) of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.

For this purpose, a “U.S. Person” is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or an estate the income of which is subject to tax in the United States regardless of its source or a trust, which (a) is subject to the primary jurisdiction of a court within the United States and for which one or more U.S. persons have authority to control all substantial decisions, or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes. See the instructions to IRS Form W-9 or the appropriate Form W-8, as applicable, for additional information regarding qualifying for an exemption from backup withholding. ADS holders are advised to consult their respective tax advisors as to their qualifications for obtaining an exemption from backup withholding and the procedure for obtaining such an exemption.

Purpose of IRS Form W-9

To prevent backup withholding on payments that are made to a stockholder that is a U.S. Person (as defined above) with respect to ADSs purchased pursuant to the Tender Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the IRS Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (3) the stockholder is a U.S. Person (as defined above).

The following section, entitled “What Number to Give the Depositary,” is applicable only to stockholders that are U.S. Persons.

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What Number to Give the Depositary

The tendering holder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of all ADSs tendered hereby. If such ADSs are in more than one name or are not in the name of the actual owner, consult the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write “Applied For” in the space for the TIN on the IRS Form W-9, sign and date the IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number below. If the tendering stockholder writes “Applied For” in the space for the TIN and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price, which will be refunded if a TIN is provided to the Depositary within sixty (60) days of the Depositary’s receipt of the Certificate of Awaiting Taxpayer Identification Number. If the Depositary is provided with an incorrect TIN in connection with such payments, then the stockholder may be subject to a penalty imposed by the IRS and backup withholding on any payments made to such stockholder or other payee pursuant to the Tender Offer.

NOTE:	FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE TIN ON THE IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

Voluntary Corporate Action: COY BTHB	12

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐  Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐  Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30,1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS Individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS- 4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS. gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at:spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Questions and requests for assistance or for additional copies of the Tender Offer Document, the Letter of Transmittal and other tender offer materials should be directed to the Information Agent for ADSs or the Depositary at their respective telephone numbers and locations listed herein. Additional copies of the foregoing materials will be furnished promptly at the Offeror’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.

The Information Agent for ADSs for the Tender Offer is:

501 Madison Avenue, 20th Floor

New York, New York 10022

ADS holders May Call Toll-Free: (888) 750-5834

Banks & Brokers May Call Collect: (212) 750-5833

Voluntary Corporate Action: COY BTHB